                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 1999





                         QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


 NORTH CAROLINA                   340-23520                     56-1714315
 (State or other            (Commission File No.)             I.R.S. Employer
  jurisdiction                                             Identification Number
of incorporation)


             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)


                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.

         On April 21, 1999, Quintiles Transnational Corp. (the "Company") issued a press release regarding its financial results for the three month period ended March 31, 1999. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.

ITEM 7.

         (c)      EXHIBITS

           Exhibit No.                   Description of Exhibit
           -----------                   ----------------------

           99.01                         Press release, dated April 21, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     QUINTILES TRANSNATIONAL CORP.


                                     By: /s/ Rachel R. Selisker
                                         ---------------------------------------
Dated: April 22, 1999                    Rachel R. Selisker
                                         Chief Financial Officer and Executive
                                         Vice President Finance

                                 EXHIBIT INDEX



           Exhibit No.                   Description of Exhibit
           -----------                   ----------------------

           99.01                         Press release, dated April 21, 1999